Assets Held-for-Sale	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about assets held for sale [Abstract]
Assets Held-for-Sale	Assets Held-for-Sale
For the year ended December 31, 2025 the Group classified ₩4,316 million of certain tangible and intangible assets and other assets as non‑current assets held for sale, as it had decided to dispose of them. The asset was measured at net fair value in accordance with IFRS 5. The details of the assets held for sale are as follows.

The assets has not been disposed as of the end of the reporting period.

(In millions of Korean won)	Amount
Machinery and equipment	₩	1,890
Other Intangible assets	926
Others	1,500
Total	₩	4,316